Exhibit 99.4

SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE ("Settlement Agreement") sets out the complete agreement and understanding between TRIMERIS, INC. (the "Company") and ROBERT BONCZEK (the "Executive" or "Mr. Bonczek") regarding the termination of Executive's employment with the Company.

WHEREAS, Mr. Bonczek has been employed by the Company as CFO and General Counsel, and

WHEREAS, on March 14, 2007, the Company delivered to the Executive a request for retirement that the parties understood to constitute a notice of termination without Cause (as defined in that certain Executive Employment Agreement dated as of the 9th day of March, 2007 between the Company and Executive (the "Employment Agreement") terminating the Executive's employment with the Company on April 30, 2007;

NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

1. Separation Date. Mr. Bonczek will cease to be Chief Financial Officer and General Counsel of the Company as of April 30, 2007 and his employment with the Company shall terminate effective with the close of business on April 30, 2007 (the "Separation Date"). Prior to the Separation Date, the Executive shall continue to perform such executive level and transition duties with the Company as shall be reasonably requested by the Chairman of the Company's Board of Directors or the new Chief Executive Officer of the Company.

2. Execution of this Settlement Agreement. The Company hereby advises Mr. Bonczek to consult with an attorney of his own choosing before signing this Settlement Agreement and he may take 21 calendar days to do so (although Mr. Bonczek may voluntarily sign this Settlement Agreement before the end of the 21-day period). Mr. Bonczek must execute and return this Settlement Agreement to Michael Alrutz, c/o Trimeris, Inc., 3500 Paramount Parkway, Morrisville, NC 27560, no later than 5:00 pm EST on April 5, 2007 and must execute and return the Supplemental Release no earlier than 5:00 pm EST, but no later than 7:00pm EST, on April 30, 2007 to the same address.

4. Payments and Rights.

(a) On the Separation Date, Mr. Bonczek shall be entitled to receive the Accrued Amounts and Rights (as defined in Section 6(a) of the Employment Agreement). In addition, Mr. Bonczek may be entitled to receive a discretionary bonus for 2007.

(b) Assuming Mr. Bonczek executes and does not revoke this Settlement Agreement and the Supplemental Release, the Company shall pay and provide Mr. Bonczek the payments and benefits described in Section 6 of the Employment Agreement. In accordance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A") payments owed by the Company to the Executive pursuant to Section 6 of the Employment Agreement will be delayed to the extent the Company considers necessary to avoid the imposition of any accelerated or additional tax to the Executive under Section 409A until the day that is six months plus one day after the Separation Date or such earlier date as permitted under Section 409A (the "New Payment Date") and provided that in no event shall any payments begin sooner than the eighth day following execution of this Settlement Agreement. (Mr. Bonczek agrees that, absent new and contrary guidance from the Internal Revenue Service before the New Payment Date, no amounts in Section 6 of the Employment Agreement shall be paid before the New Payment Date, except that the six-month payment delay shall not apply if he dies before the New Payment Date.) The aggregate of any payments that otherwise would have been paid to Executive during the period between the Separation Date and the New Payment Date pursuant to Section 6 of the Employment Agreement shall be paid to the Executive in a lump sum on such New Payment Date. Thereafter, the payments pursuant to Section 6 of the Employment Agreement that remain outstanding as of the day immediately following the New Payment Date shall be paid ratably and without delay in accordance with the Company's regular payroll practices for the remainder of the period set forth in Section 6 of the Employment Agreement. Medical coverage will be provided per Section 4(a) and 6(d)(ii) of the Employment Agreement. During the two years of coverage beginning as of the Termination Date, the Company will continue to pay directly the portion of the premiums it paid for him while employed. The parties anticipate that the direct payment of premiums will not be taxable to the Executive, but, if Internal Revenue Service prevails in a position to the contrary, the Company will pay any income taxes applicable to the payment of the premiums and the payments pursuant to this sentence (but not interest and penalties due from Mr. Bonczek); provided that, to the extent necessary to avoid the imposition of any accelerated or additional tax to the Executive under Section 409A, such payments of income taxes shall be delayed until the New Payment Date and the aggregate of any such payments that otherwise would have been paid to Executive during the period between the Separation Date and the New Payment Date shall be paid to the Executive in a lump sum on such New Payment Date.

5. Release and Waiver. For and in partial consideration of the severance benefits payments described in Section 4(c) above, Executive hereby releases, waives and forever discharges the Company, its parent, affiliates and subsidiaries, and all of its benefit plans, plan administrators, trustees, agents, subsidiaries, affiliates, employees, officers, directors, shareholders, successors and assigns (hereafter the "Releasees") from any and all liability, actions, charges, causes of action, demands, damages, attorneys' fees or claims for relief or remuneration of any kind whatsoever, whether known or unknown at this time, arising out of or in any way connected with Executive's employment, or the termination of employment, with the Company. These include, but are not limited to, any claim (including related attorneys' fees and costs) under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Worker's Adjustment and Retraining Notification Act, the Equal Pay Act, the Corporate and Criminal Fraud Accountability Act of 2002 (Sarbanes-Oxley whistleblower provision), the North Carolina Equal Employment Practices Act, the North Carolina Persons With Disabilities Protection Act, the North Carolina Human Relations Commission Bias law, the North Carolina Hazardous Chemicals Right to Know Act and the North Carolina Retaliatory Employment Discrimination Act, all as amended, or any other federal, state or local law or ordinance, and any claim for benefits or other claims under the Employee Retirement Income Security Act of 1974, as amended (except as expressly provided below). This waiver, release and discharge also includes without limitation, any wrongful or unlawful discharge claims, discipline or retaliation claims, any claims relating to any contract of employment, whether express or implied, any claims related to promotions or demotions, any claims for or relating to relocation, compensation including commissions, short term or long term incentives, the Company's Executive benefit plans and the management thereof (except as expressly provided below), any claims for defamation, slander, libel, invasion of privacy, misrepresentation, fraud, infliction of emotional distress, any claims based on stress to the extent permitted by law, any claims for breach of any covenant of good faith and fair dealing, and any other claims relating to the Executive's employment with the Company and termination thereof; provided that this Settlement Agreement does not apply to any claims or rights that may arise after the date that this Settlement Agreement is signed; and provided further that nothing in this Settlement Agreement prevents Executive from filing, cooperating with or participating in any proceeding before the Equal Employment Opportunity Commission or a state Fair Employment Practices Agency (except that he acknowledges that he may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

Executive expressly waives all claims, including those that he does not know or suspect to exist in his favor as of the date of this Settlement Agreement. As used in this Settlement Agreement, the parties understand the word "claims" to include all actions, claims and grievances, whether actual or potential, known or unknown, and specifically but not exclusively including all claims against the Releasees arising from Executive's employment with the Company, the termination thereof or any other conduct by the Releasees occurring up to the Executive's execution of this Settlement Agreement. All such claims are forever barred by this Settlement Agreement whether they arise in contract or tort or under a statute or any other law.

Executive also understands and agrees that this release extinguishes all claims, whether known or unknown, foreseen or unforeseen, and expressly waives any rights or benefits under any law or judicial decision providing that, in substance, a general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with a debtor. It is expressly understood and agreed by the parties that this Settlement Agreement is in full accord, satisfaction and discharge of any and all doubtful and/or disputed claims by Executive against the Releasees, and that this Settlement Agreement has been signed with the express intent of extinguishing all claims, obligations, actions or causes of action as herein described.

The Executive's waiver of claims relating to or arising under the Employee Retirement Income Security Act of 1974, as amended, or the Company's 401(k) Plan, shall not be construed as a waiver of the Executive's right to Accrued Amounts and Rights as set forth in the Employment Agreement or to a discretionary bonus, if the Board provides one for him, for 2007, to receive his vested benefits under the 401(k) plan, if any, in accordance with the terms and provisions of such plan, or as a waiver of the Executive's right to coverage and to reimbursement for covered expenses under and in accordance with the terms and provisions of the Company's health or dental insurance plans, either for prior periods or as provided under the medical coverage referenced herein, or the applicability of Sections 13, 14, 15 or 16 of the Employment Agreement.

6. Business Expenses. Executive acknowledges that he has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of his employment and that no other reimbursements are owed to him for services through the date hereof. The Company agrees that he will continued to be reimbursed for business expenses incurred through the Separation Date, subject to compliance with the Company's expense reimbursement policies and procedures and to the advance written approval of any expenses.

7. Voluntary Agreement and Other Acknowledgments. Executive acknowledges that:

I have read this Settlement Agreement and I understand its legal and binding effect. I am knowingly and voluntarily executing this Settlement Agreement of my own free will.

The severance benefits under the Settlement Agreement are in addition to and in excess of benefits to which I am otherwise entitled.

I have had the opportunity to seek, and the Company has expressly advised me to seek, legal counsel prior to signing this Settlement Agreement.

I have been offered at least 21 days from the date I received this form to consider the severance benefits being offered to me and the terms of this Settlement Agreement. I acknowledge and agree that any changes to this Settlement Agreement, whether material or immaterial, shall not restart the running of the 21-day period.

I understand that in signing this Settlement Agreement, I am releasing the Releasees from any and all claims I may have against them (except as expressly provided herein), including but not limited to claims under the Age Discrimination in Employment Act.

Revocation of Settlement Agreement. I understand that I can change my mind and revoke my signature on this Settlement Agreement within seven days after signing it by delivering notice of such revocation to the Chairman of the Compensation Committee of the Company. I understand that if I revoke this Settlement Agreement, I will not be entitled to any severance benefits under the Settlement Agreement. I understand that, unless properly revoked by me during this seven-day period, the release and waiver in the first section above will become effective seven days after I sign the Settlement Agreement.

Complete Agreement. I acknowledge that no representation, promise or inducement has been made to me other than as set forth in this Settlement Agreement, and that I do not enter into this Settlement Agreement in reliance upon any representation, promise or inducement not set forth herein. This Settlement Agreement supersedes all prior negotiations and understandings of any kind with respect to the subject matter and contains all of the terms and provisions of agreement between the Executive and the Company with respect to the subject matter hereof; provided, however, that the Employment Agreement, including the arbitration provision under Section 13 therein, and the Letter Agreement between Trimeris, Inc. and Mr. Bonczek dated March 14, 2007, remain in full force and effect except as provided herein. Any representation, promise or condition, whether written or oral, not specifically incorporated herein, shall be of no binding effect.

8. Governing Law. This Settlement Agreement shall be governed by the law of the State of North Carolina and any applicable Federal statutes.

9. Severability. In the event any provision of this Settlement Agreement shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the remaining portions shall remain in full force and effect. The unenforceability or invalidity of a provision of this Settlement Agreement in one jurisdiction shall not invalidate or render that provision unenforceable in any other jurisdiction. If Executive's release and waiver pursuant to Section 5 of this Settlement Agreement is found to be unenforceable, however, Executive agrees that he will either sign a valid release and waiver of claims in favor of the Releasees or promptly return the severance benefits received by Executive.

10. Binding Effect. This Settlement Agreement is binding upon, and shall inure to the benefit of, the parties and their respective heirs, executors, administrators, successors and assigns.

11. No Admissions. This Settlement Agreement is not intended as, and shall not be construed, as an admission that the Company and Releasees or any of them have violated any federal, state or local law, ordinance or regulation, breached any contract, or committed any wrong whatsoever against Executive.

SIGNATURES ON FOLLOWING PAGE

TRIMERIS, INC.

/s/ Jeffrey M. Lipton	3/15/07
Name: Jeffrey M. Lipton	Date
Title: Chairman of the Board

:

AGREED AND UNDERSTOOD:

EXECUTIVE:

/s/ Robert R. Bonczek	3/15/07
Name: Robert R. Bonczek	Date

SUPPLEMENTAL RELEASE

THIS SUPPLEMENTAL RELEASE ("Supplemental Release") by ROBERT BONCZEK (the "Executive" or "Mr. Bonczek") is attached to and made a part thereof of that certain Settlement Agreement and Release between the Executive and Trimeris, Inc. (the "Company") dated as of March 15, 2007 (the "Settlement Agreement").

1. Separation Date. Mr. Bonczek's employment with the Company terminated effective with the close of business on April 30, 2007 (the "Separation Date").

2. Release and Waiver. For and in further consideration of the severance benefits described in Section 4(c) of the Settlement Agreement, Executive hereby releases, waives and forever discharges the Company, its parent, affiliates and subsidiaries, and all of its benefit plans, plan administrators, trustees, agents, subsidiaries, affiliates, employees, officers, directors, shareholders, successors and assigns (hereafter the "Releasees") from any and all liability, actions, charges, causes of action, demands, damages, attorneys' fees or claims for relief or remuneration of any kind whatsoever, whether known or unknown at this time, arising out of or in any way connected with Executive's employment, or the termination of employment, with the Company. These include, but are not limited to, any claim (including related attorneys' fees and costs) under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Worker's Adjustment and Retraining Notification Act, the Equal Pay Act, the Corporate and Criminal Fraud Accountability Act of 2002 (Sarbanes-Oxley whistleblower provision), the North Carolina Equal Employment Practices Act, the North Carolina Persons With Disabilities Protection Act, the North Carolina Human Relations Commission Bias law, the North Carolina Hazardous Chemicals Right to Know Act and the North Carolina Retaliatory Employment Discrimination Act, all as amended, or any other federal, state or local law or ordinance, and any claim for benefits or other claims under the Employee Retirement Income Security Act of 1974, as amended (except as expressly provided below). This waiver, release and discharge also includes without limitation, any wrongful or unlawful discharge claims, discipline or retaliation claims, any claims relating to any contract of employment, whether express or implied, any claims related to promotions or demotions, any claims for or relating to relocation, compensation including commissions, short term or long term incentives, the Company's Executive benefit plans and the management thereof (except as expressly provided below), any claims for defamation, slander, libel, invasion of privacy, misrepresentation, fraud, infliction of emotional distress, any claims based on stress to the extent permitted by law, any claims for breach of any covenant of good faith and fair dealing, and any other claims relating to the Executive's employment with the Company and termination thereof. This Supplemental Release does not apply to any claims or rights that may arise under the Age Discrimination in Employment Act after the date that this Supplemental Release is signed; and provided further that nothing in this Supplemental Release prevents Executive from filing, cooperating with or participating in any proceeding before the Equal Employment Opportunity Commission or a state Fair Employment Practices Agency (except that he acknowledges that he may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

Executive expressly waives all claims, including those that he does not know or suspect to exist in his favor as of the date of this Supplemental Release. As used in this Supplemental Release, the parties understand the word "claims" to include all actions, claims and grievances, whether actual or potential, known or unknown, and specifically but not exclusively including all claims against the Releasees arising from Executive's employment with the Company, the termination thereof or any other conduct by the Releasees occurring on or prior to the date Executive signs this Supplemental Release. All such claims are forever barred by this Supplemental Release whether they arise in contract or tort or under a statute or any other law.

Executive also understands and agrees that this release extinguishes all claims, whether known or unknown, foreseen or unforeseen, and expressly waives any rights or benefits under any law or judicial decision providing that, in substance, a general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with a debtor. It is expressly understood and agreed by the parties that this Supplemental Release is in full accord, satisfaction and discharge of any and all doubtful and/or disputed claims by Executive against the Releasees, and that this Supplemental Release has been signed with the express intent of extinguishing all claims, obligations, actions or causes of action as herein described.

The Executive's waiver of claims relating to or arising under the Employee Retirement Income Security Act of 1974, as amended, or the Company's 401(k) Plan, shall not be construed as a waiver of the Executive's right to any compensation or benefits referenced in the Settlement Agreement or the applicability of Sections 13, 14, 15 or 16 of the Employment Agreement.

3. Business Expenses and Final Compensation. Executive acknowledges that he has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of his employment and that no other reimbursements are owed to him. Executive further acknowledges that he has received payment in full for all services rendered in conjunction with his employment by the Company, other than as provided herein or in the Settlement Agreement, and that no other compensation including, but not limited to, wages, bonuses, accrued unused vacation, commissions or severance is owed to him except as provided herein or in the Settlement Agreement.

4. Voluntary Agreement and Other Acknowledgments. Executive acknowledges that:

I have read this Supplemental Release and I understand its legal and binding effect. I am knowingly and voluntarily executing this Supplemental Release of my own free will.

The severance benefits under the Settlement Agreement are in addition to and in excess of benefits to which I am otherwise entitled. I hereby provide this release of claims as of the current date and acknowledge that my execution of this Supplemental Release is in further consideration of the monetary consideration referenced in Section 4(c) of the Settlement Agreement, to which I acknowledge I would not be entitled if I did not sign this release of claims.

I have had the opportunity to seek, and the Company has expressly advised me to seek, legal counsel prior to signing this Supplemental Release.

I have been offered at least 21 days from the date I received this form to consider the severance benefits being offered to me and the terms of this Supplemental Release.

I understand that in signing this Supplemental Release, I am releasing the Releasees from any and all claims I may have against them (except as expressly provided herein), including but not limited to claims under the Age Discrimination in Employment Act.

Revocation of Supplemental Release. I understand that I can change my mind and revoke my signature on this Supplemental Release within seven days after signing it by delivering notice of such revocation to the Chairman of the Compensation Committee of the Company. I understand that if I revoke this Supplemental Release, I will not be entitled to any severance benefits under the Settlement Agreement. I understand that, unless properly revoked by me during this seven-day period, the release and waiver in the first section above will become effective seven days after I sign the Supplemental Release.

Complete Agreement. I acknowledge that no representation, promise or inducement has been made to me other than as set forth in the Settlement Agreement and this Supplemental Release, and that I do not enter into this Supplemental Release in reliance upon any representation, promise or inducement not set forth herein. This Supplemental Release supersedes all prior negotiations and understandings of any kind with respect to the subject matter and contains all of the terms and provisions of agreement between the Executive and the Company with respect to the subject matter hereof; provided, however, that the Employment Agreement, including the arbitration provision under Section 13 therein, and the Settlement Agreement remain in full force and effect except as provided herein. Any representation, promise or condition, whether written or oral, not specifically incorporated herein, shall be of no binding effect.

5. Governing Law. This Supplemental Release shall be governed by the law of the State of North Carolina and any applicable Federal statutes.

6. Severability. In the event any provision of this Supplemental Release shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the remaining portions shall remain in full force and effect. The unenforceability or invalidity of a provision of this Supplemental Release in one jurisdiction shall not invalidate or render that provision unenforceable in any other jurisdiction. If Executive's release and waiver pursuant to Section 2 of this Supplemental Release is found to be unenforceable, however, Executive agrees that he will either sign a valid release and waiver of claims in favor of the Company and the Releasees or promptly return the severance benefits received by Executive.

7. Binding Effect. This Supplemental Release is binding upon, and shall inure to the benefit of, the parties and their respective heirs, executors, administrators, successors and assigns.

8. No Admissions. This Supplemental Release is not intended as, and shall not be construed, as an admission that the Company and Releasees or any of them have violated any federal, state or local law, ordinance or regulation, breached any contract, or committed any wrong whatsoever against Executive.

AGREED AND UNDERSTOOD:

EXECUTIVE:

_________________________ _______________________

Name: Robert Bonczek Date